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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (SEC File No. 2-65288, 2-79399, 2-79660, 33-000162 and
33-63063) and on Form S-4 (SEC File No. 333-14635) of Daniel Industries, Inc. of our report dated November 15, 1996, appearing on page 15 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP


Houston, Texas
November 20, 1996